                                                                     EXHIBIT 3.1

                            ARTICLES OF INCORPORATION
                                       OF
                               NEWCO RGLG 1, INC.

         The undersigned, being a natural person of the age of eighteen years or more, for the purpose of forming a corporation under "The General and Business Corporation Law of Missouri", does hereby adopt the following Articles of
Incorporation:

         FIRST. The name of the corporation is: Newco RGLG 1, Inc.

         SECOND. The address of its initial registered office in the State of Missouri is 2300 City Center Square, P. 0. Box 26278, Kansas City, Missouri 64196, and the name of its initial registered agent at such address is Marvin L. Rich.

         THIRD. The aggregate number of shares which the corporation shall have authority to issue shall be one million (1,000,000) shares of common stock, each of the par value of one cent ($.01) per share.

         FOURTH. The name and place of residence of the incorporator are as follows:

                  Name                          Residence
                  Marvin L. Rich                6632 Wenonga Road
                                                Mission, Kansas 66208

         FIFTH. The number of directors to constitute the first board of directors of the corporation is five (5). Thereafter the number of directors shall be fixed by, or in the manner provided in, the bylaws of the corporation. Any change in the number of directors shall be reported to the Secretary of State within thirty (30) calendar days of such change. Directors need not be shareholders unless the bylaws require them to be shareholders.

         The persons to constitute the first board of directors, each of whom shall hold office until the first annual meeting of the shareholders or until his successor shall have been elected and qualified, are as follows:

                  Rex Wiggins
                  Tom Olofson
                  Terry Matlack
                  Max Muller

         SIXTH.  The duration of the corporation is perpetual.

         SEVENTH.  This corporation is formed for the following purposes:

                  (a) To engage in every aspect of data processing, creation of data bases, communications and other computer related activities.

                  (b) To buy, lease, rent or otherwise acquire, own, hold, use, divide, partition, develop, improve, operate and sell, lease, mortgage or otherwise dispose of, deal in and turn to account real estate, leaseholds and any and all interests or estates therein or appertaining thereto; and to construct, manage, operate, improve, maintain and otherwise deal with buildings, structures and improvements situated or to be situated on any real estate or leasehold.

                  (c) To engage in any mining, manufacturing, chemical, metallurgical, processing or related business, and to buy, lease, construct or otherwise acquire, own, hold, use, sell, lease, mortgage OR otherwise dispose of, plants, works, facilities and equipment therefor.

                  (d) To buy, utilize, lease, rent, import, export, manufacture, produce, design, prepare, assemble, fabricate, improve, develop, sell, lease, mortgage, pledge, hypothecate, distribute and otherwise deal in at wholesale, retail or otherwise, and as principal, agent or otherwise, all commodities, goods, wares, merchandise, machinery, tools, devices, apparatus, equipment and all other personal property, whether tangible or intangible, of every kind without limitation as to description, location or amount.

                  (e) To apply for, obtain, purchase, lease, take licenses in respect of or otherwise acquire, and to hold, own, use, operate, enjoy, turn to account, grant licenses in respect of, manufacture under, introduce, sell, assign, mortgage, pledge or otherwise dispose of:

                  1. Any and all inventions, devices, processes and formulae and any improvements and modifications thereof;

                  2. Any and all letters patent of the United States or of any other country, state or locality, and all rights connected therewith or appertaining thereto;

                  3. Any and all copyrights granted by the United States or any other country, state or locality;

                  4. Any and all trademarks, trade names, trade symbols and other indications of origin and ownership granted by or recognized under the laws of the United States or of any other country, state or locality; and to conduct and carry on its business in any or all of its various branches under any trade name or trade names.

                  (f) To engage in, carry on and conduct research, experiments, investigations, analyses, studies and laboratory work, for the purpose of discovering new products or to improve products, articles and things, and to buy, construct or otherwise acquire, own, operate, maintain, lease, sell, mortgage or otherwise dispose of, laboratories and similar facilities, plants and any and all other establishments, and to procure, construct, own, use, hold and dispose of all necessary equipment in respect thereof, for the purposes aforesaid.

                  (g) To enter into any lawful contract or contracts with persons, firms, corporations, other entities, governments or any agencies or subdivisions thereof, including guaranteeing the performance of any contract or any obligation of any person, firm, corporation or other entity.

                  (h) To purchase and acquire, as a going concern or otherwise, and to carry on, maintain and operate all or any part of the property or business of any corporation, firm, association, entity, syndicate or person whatsoever, deemed to be of benefit to the corporation, or of use in any manner in connection with any of its purposes; and to dispose thereof upon such terms as may seem advisable to the corporation.

                  (i) To purchase or otherwise acquire, hold, sell, pledge, reissue, transfer or otherwise deal in, shares of the corporation's own stock provided that it shall not use its funds or property for the purchase of its own shares of stock when such use would be prohibited by law, by the articles of incorporation or by the bylaws of the corporation; and, provided further, that shares of its own stock belonging to it shall not be voted upon directly or indirectly.

                  (j) To invest, lend and deal with moneys of the corporation in any lawful manner, and to acquire by purchase, by the exchange of stock or other securities of the corporation, by subscription or otherwise, and to invest in, to hold for investment or for any other purpose, and to use, sell, pledge or otherwise dispose of, and in general to deal in any interest concerning or enter into any transaction with respect to (including "long" and "short" sales of) any stocks, bonds, notes, debentures, certificates, receipts and other securities and obligations of any government, state, municipality, corporation, association or other entity, including individuals and partnerships and, while owner thereof, to exercise all of the rights, powers and privileges of ownership, including, among other things, the right to vote thereon for any and all purposes and to give consents with respect thereto.

                  (k) To borrow or raise money for any purpose of the corporation and to secure any loan, indebtedness or obligation of the corporation and the interest accruing thereon, and for that or any other purpose to mortgage, pledge, hypothecate or charge all or any part of the present or hereafter acquired property, rights and franchises of the corporation, real, personal, mixed or of any character whatever, subject only to limitations specifically imposed by law.

                  (l) To do any or all of the things hereinabove enumerated alone for its own account, or for the account of others, or as the agent for others, or in association with others or by or through others, and to enter into all lawful contracts and undertakings in respect thereof.

                  (m) To have one or more offices, to conduct its business, carry on its operations and promote its objects within and without the State of Missouri and anywhere in the world, without restriction as to place, manner or amount, but subject to the laws applicable thereto: and to do any or all of the things herein set forth to the same extent as a natural person might or could do and in any part of the world, either alone or in the company with others.

                  (n) In general, to carry on any other business in connection with each and all of the foregoing or incidental thereto, and to carry on, transact and engage in any and every lawful business or other lawful thing calculated to be of gain, profit or benefit to the corporation as fully and freely as a natural person might do, to the extent and in the manner, and anywhere within and without the State of Missouri, as it may from time to time determine; and to have and exercise each and all of the powers and privileges, either direct or incidental, which are given and provided by or are available under the laws of the State of Missouri in respect of general and business corporations organized for profit thereunder; provided, however, that the corporation shall not engage in any activity for which a corporation may not be formed under the laws of the State of Missouri.

         None of the purposes and powers specified in any of the paragraphs of this Article SEVENTH shall be in any way limited or restricted by reference to or inference from the terms of any other paragraph, and the purposes and powers specified in each of the paragraphs of this Article SEVENTH shall be regarded as independent purposes and powers. The enumeration of specific purposes and powers in this Article SEVENTH shall not be construed to restrict in any manner the general purposes and powers of this corporation, nor shall the expression of one thing be deemed to exclude another, although it be of like nature. The enumeration of purposes or powers herein shall not be deemed to exclude or in any way limit by inference any purposes of powers which this corporation has power to exercise, whether expressly by the laws of the State of Missouri, now or hereafter in effect, or impliedly by any reasonable construction of such laws.

         EIGHTH. (a) Except as may be otherwise specifically provided by statute, or the articles of incorporation or the bylaws of the corporation, as from time to time amended, all powers of management, direction and control of the corporation shall be, and hereby are, vested in the board of directors.

                  (b) The bylaws of the corporation may from time to time be altered, amended, suspended or repealed, or new bylaws may be adopted, in any of the following ways: (i) by the affirmative vote, at any annual or special meeting of the shareholders, of the holders of a majority of the outstanding shares of stock of the corporation entitled to vote; or (ii) by resolution adopted by a majority of the full board of directors at a meeting thereof, or adopted by a majority of the full board of directors at a meeting thereof; or
(iii) by unanimous written consent of all the shareholders or all the directors in lieu of a meeting; provided, however, that the power of the directors to alter, amend, suspend or repeal the bylaws or any portion thereof may be denied as to any bylaws or portion thereof enacted by the shareholders if at the time of such enactment the shareholders shall so expressly provide.

                  (c) The corporation may agree to the terms and conditions upon which any director, officer, employee or agent accepts his office or position and in its bylaws or otherwise may agree to indemnify and protect any director, officer, employee or agent to the extent permitted by the laws of Missouri.

         NINTH. Insofar as it is permitted under the laws of Missouri and except as may be otherwise provided by the bylaws of the corporation, no contract or other transaction between this corporation and any other firm or corporation shall be affected or invalidated solely by reason of the fact that any director or officer of this corporation is interested in, or is a member, shareholder, director or officer of such other firm or corporation; and any director or officer of this corporation, individually or jointly with one or more other directors or officers of this corporation, may be a party to, or may be interested in, any contract or transaction of this corporation or in which this corporation is interested, and no such contract or transaction shall be invalidated thereby.

         TENTH. The directors shall have power to hold their meetings and to keep the books (except any books required to be kept in the State of Missouri, pursuant to the laws thereof) at any place within or without the State of Missouri.

         ELEVENTH. The corporation shall be entitled to treat the registered holder of any shares of the corporation as the owner of such shares and of all rights derived from such shares for all purposes. The corporation shall not be obligated to recognize any equitable or other claim to or interest in such shares or rights on the part of any other person, including, but without limiting the generality of the term "person", a purchaser, pledgee, assignee or transferee of such shares or rights, unless and until such person becomes the registered holder of such shares, and the foregoing shall apply whether or not the corporation shall have either actual or constructive notice of the interest of such person.

         TWELFTH. The corporation reserves the right to alter, amend or repeal any provision contained in its articles of incorporation in the manner now or hereafter prescribed by the statutes of Missouri, and all rights and powers conferred herein are granted subject to this reservation; and, in particular, the corporation reserves the right and privilege to amend its articles of incorporation from time to time so as to authorize other or additional classes of shares (including preferential shares), to increase or decrease the number of shares of any class now or hereafter authorized, to establish, limit or deny to shareholders of any class the right to purchase or subscribe for any shares of stock of the corporation of any class, whether now or hereafter authorized or whether issued for cash, property or services or as a dividend or otherwise, or to purchase or subscribe for any obligations, bonds, notes, debentures, or securities or stock convertible into shares of stock of the corporation or carrying or evidencing any right to purchase shares of stock of any class, and to vary the preference, priorities, special powers, qualifications, limitations, restrictions and the special or relative rights or other characteristics in respect of the shares of each class, and to accept and avail itself of, or subject itself to, the provisions of any statutes of Missouri hereafter enacted pertaining to general and business corporations, to exercise all the rights, powers and privileges conferred upon corporations organized thereunder or accepting the provisions thereof and to assume the obligations and duties imposed therein, upon the affirmative vote of the holders of a majority of the shares of stock entitled to vote thereon, or, in the event the laws of Missouri require a separate vote by classes of shares, upon the affirmative vote of the holders of a majority of the shares of each class whose separate vote is required thereon.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 13th day of July, 1988.


                                           /s/   Marvin L. Rich
                                           -------------------------------------
                                           Marvin L. Rich
                                           Incorporator


STATE OF MISSOURI          )
                           ) ss.
COUNTY OF JACKSON          )

         Subscribed and sworn to before me on this 13th day of July, 1988.


                                           /s/   Barbara Ragan
                                           -------------------------------------
                                           Notary Public
         BARBARA RAGAN
         Notary Public State of Missouri
         Platte County

My Commission Expires:  July 10, 1991

                STATE OF MISSOURI - OFFICE OF SECRETARY OF STATE
                    JAMES C. KIRKPATRICK, SECRETARY OF STATE

                     AMENDMENT OF ARTICLES OF INCORPORATION
                  (TO BE SUBMITTED IN DUPLICATE BY AN ATTORNEY)


HONORABLE JAMES C. KIRKPATRICK
SECRETARY OF STATE
STATE OF MISSOURI
JEFFERSON CITY, MO.  65101


         Pursuant to the provisions of The General and Business Corporation Law of Missouri, the undersigned Corporation certifies the following:

         (1) The present name of the Corporation is Newco RGLG 1, Inc.

         The name under which it was originally organized was Newco RGLG 1, Inc.

         (2) An amendment to the Corporation's Articles of Incorporation was adopted by the shareholders on July 29, 1988.

         (3) Article #1 is amended to read as follows:

             The name of the corporation is: Electronic Processing, Inc.

         (4) Of the 300,000 shares outstanding, 300,000 of such shares were entitled to vote on such amendment.

         The number of outstanding shares of any class ENTITLED TO VOTE THEREON as a class were as follows:

                                                           NUMBER OF
                         CLASS                        OUTSTANDING SHARES

                        Common                              300,000

         (5) The number of shares voted for and against the amendment was as follows:


                CLASS           NO. VOTED FOR           NO. VOTED AGAINST
               Common              300,000                       0

         (6) If the amendment changed the number or par value of authorized shares having a par value the amount in dollars of authorized shares having a par value as changed is: n/a.

         If the amendment changed the number of authorized shares without par value, the authorized number of shares without par value as changed and the consideration proposed to be received for such increased authorized shares without par value as are to be presently issued are: n/a.

         (7) If the amendment provides for an exchange, reclassification, or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, the following is a statement of the manner in which such reduction shall be effected: n/a.

         IN WITNESS WHEREOF, the undersigned, Max Muller, President, has executed this instrument and its Assistant Secretary, Peggy Mitchell, has affixed its corporate seal hereto and attested said seal on the 10th day of August, 1988.


                                                   NEWCO RGLG 1, INC.
                                                   (Name of Corporation)
                PLACE
           CORPORATE SEAL
                HERE
     (IF NO SEAL, STATE "NONE")                    By: /s/  Max Muller
                                                   -----------------------------
                                                   President
                NONE


ATTEST:

/s/ Peggy J. Mitchell
----------------------------
Asst. Secretary

                                STATE OF MISSOURI

                      JUDITH K MORIARTY, SECRETARY OF STATE

                              Corporation Division

                   STATEMENT OF CHANGE IN NUMBER OF DIRECTORS
              SECTIONS 351.055(6), 351.085,1(4) AND 351.315.3 RSMO.
                          NO FILING FEE - FILE ONE COPY

                                                  CORPORATE CHARTER NO. 00317180

1.       THE NAME OF THE CORPORATION IS:

                  ELECTRONIC PROCESSING, INC.

         THE NAME UNDER WHICH IT WAS ORIGINALLY ORGANIZED WAS:

                  NEWCO RGLG 1, INC.

2. EFFECTIVE JUNE 15, 1993, THE NUMBER OF PERSONS CONSTITUTING ITS BOARD OF DIRECTORS WAS CHANGED FROM 5 TO 3.


   /s/  TOM W. OLOFSON
------------------------------                                     JULY 15, 1993
TOM W. OLOFSON, CHAIRMAN                                                    DATE

                                STATE OF MISSOURI

                     JUDITH K. MORIARTY, SECRETARY OF STATE

                              Corporation Division

                   STATEMENT OF CHANGE IN NUMBER OF DIRECTORS
              SECTIONS 351.055(6), 351.085,1(4) AND 351.315.3 RSMO.
                          NO FILING FEE - FILE ONE COPY

                                                  CORPORATE CHARTER NO. 00317180

1.       THE NAME OF THE CORPORATION IS:

                  ELECTRONIC PROCESSING, INC.

         THE NAME UNDER WHICH IT WAS ORIGINALLY ORGANIZED WAS:

                  NEWCO RGLG 1, INC.

2. EFFECTIVE JULY 15, 1994, THE NUMBER OF PERSONS CONSTITUTING ITS BOARD OF DIRECTORS WAS CHANGED FROM 3 TO 2.


   /s/   TOM W. OLOFSON
--------------------------------------                           AUGUST 11, 1994
TOM W. OLOFSON, CHAIRMAN                                                    DATE

                                STATE OF MISSOURI

                              Corporation Division

                   STATEMENT OF CHANGE IN NUMBER OF DIRECTORS
              SECTIONS 351.055(6), 351.085,1(4) AND 351.315.3 RSMO.
                          NO FILING FEE - FILE ONE COPY

                                                  CORPORATE CHARTER NO. 00317180

1.       THE NAME OF THE CORPORATION IS:

                  ELECTRONIC PROCESSING, INC.

         THE NAME UNDER WHICH IT WAS ORIGINALLY ORGANIZED WAS:

                  NEWCO RGLG 1, INC.

2. EFFECTIVE DECEMBER 30, 1994, THE NUMBER OF PERSONS CONSTITUTING ITS BOARD OF DIRECTORS WAS CHANGED FROM 2 TO 3.


   /s/   TOM W. OLOFSON
-------------------------------------                           OCTOBER 26, 1995
TOM W. OLOFSON, CHAIRMAN                                                    DATE

                                STATE OF MISSOURI

                              Corporation Division

                   STATEMENT OF CHANGE IN NUMBER OF DIRECTORS
              Sections 351.055(6), 351.085,1(4) and 351.315.3 RSMo.
                          No filing fee - File one copy

                                                  CORPORATE CHARTER NO. 00317180

1.       THE NAME OF THE CORPORATION IS:

                  ELECTRONIC PROCESSING, INC.

         THE NAME UNDER WHICH IT WAS ORIGINALLY ORGANIZED WAS:

                  NEWCO RGLG 1, INC.

2. EFFECTIVE OCTOBER 16, 1995, THE NUMBER OF PERSONS CONSTITUTING ITS BOARD OF DIRECTORS WAS CHANGED FROM 3 TO 4.


   /s/   TOM W. OLOFSON
---------------------------------------                         OCTOBER 26, 1995
TOM W. OLOFSON, CHAIRMAN                                                    DATE

              STATE OF MISSOURI . . . OFFICE OF SECRETARY OF STATE
                     AMENDMENT OF ARTICLES OF INCORPORATION
                  (TO BE SUBMITTED IN DUPLICATE BY AN ATTORNEY)


SECRETARY OF STATE
STATE OF MISSOURI
P. O. BOX 778
JEFFERSON CITY, MO  65102


         Pursuant to the provisions of The General and Business Corporation Law of Missouri, the undersigned Corporation certifies the following:


         1. The present name of the Corporation is Electronic Processing, Inc.

                  The name under which it was originally organized was NEWCO RGLG, I, Inc.

         2. An amendment to the Corporation's Articles of Incorporation was adopted by the shareholders on October 12, 1995.

         3.       Article Third is amended to read as follows:

                  Third. The aggregate number of shares, class and par value, if any, which the corporation shall have authority to issue shall be 3,000,000 shares of common stock, each with a par value of $.01.

                  There are no preferences, qualifications, limitations, restrictions, or special or relative rights, including convertible rights, if any, with respect to the authorized shares of stock.

         4. Of the 300,000 shares outstanding, 300,000 of such shares were entitled to vote on such amendment.

                  The number of outstanding shares of any class entitled to vote thereon as a class were as follows:

                           Class                   Number of Outstanding Shares
                           -----                   ----------------------------
                           Common                            300,000

         5. The number of shares voted for and against the amendment was as follows:

                           Class            No. Voted For       No. Voted Against
                           -----            -------------       -----------------
                           Common              300,000                 -0-

         6. If the amendment changed the number of par value of authorized shares having a par value, the amount in dollars of authorized shares having a par value as changed is: $30,000.00.

                  If the amendment changed the number of authorized shares without par value, the authorized number of shares without par value as changed and the consideration proposed to be received for such increased authorized shares without par value as are to be presently issued are: N/A

         7. If the amendment provides for an exchange, reclassification, or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, the following is a statement of the manner in which such reduction shall be effected: N/A

         IN WITNESS WHEREOF, the undersigned, Tom W. Olofson, President, has executed this instrument and Robert C. Levy, its Secretary has affixed its corporate seal hereto and attested said seal on the 31st day of October, 1995.

         PLACE CORPORATE
            SEAL HERE

                                          ELECTRONIC PROCESSING, INC.



                                          By:    /s/ Tom W. Olofson
                                              ---------------------------------
                                                Tom W. Olofson, President

ATTEST:



By:     /s/ Robert C. Levy
     --------------------------------------
         Robert C. Levy, Secretary

              STATE OF MISSOURI . . . OFFICE OF SECRETARY OF STATE
                     AMENDMENT OF ARTICLES OF INCORPORATION
                  (TO BE SUBMITTED IN DUPLICATE BY AN ATTORNEY)


SECRETARY OF STATE
STATE OF MISSOURI
P. O. BOX 778
JEFFERSON CITY, MO  65102


         Pursuant to the provisions of The General and Business Corporation Law of Missouri, the undersigned corporation hereby certifies the following:

         1. The present name of the Corporation is Electronic Processing, Inc.

                  The name under which it was originally organized was NEWCO RGLG I, Inc.

         2. An amendment to the corporation's Articles of Incorporation was adopted by the directors and shareholders on April 1, 1996.

         3.       Article Third is amended to read as follows:

                  THIRD. The aggregate number of shares, class and par value, if any, which the corporation shall have authority to issue shall be 5,000,000 shares of common stock, each with a par value of $.01.

                  There are no preferences, qualifications, limitations, restrictions, or special or relative rights, including convertible rights, if any, with respect to the authorized shares of stock.

         4. Of the 300,000 shares of the corporation outstanding, 300,000 of such shares were entitled to vote on such amendment.

                  The number of outstanding shares of any class entitled to vote thereon as a class were as follows:

                           Class                   Number of Outstanding Shares
                           -----                   ----------------------------
                           Common                            300,000

         5. The number of shares voted for and against the amendment was as follows:

                           Class            No. Voted For       No. Voted Against
                           -----            -------------       -----------------
                           Common              300,000                 -0-

         6. If the amendment changed the number of par value of authorized shares having a par value, the amount in dollars of authorized shares having a par value as changed is: $50,000.00.

                  If the amendment changed the number of authorized shares without par value, the authorized number of shares without par value as changed and the consideration proposed to be received for such increased authorized shares without par value as are to be presently issued are: N/A

         7. If the amendment provides for an exchange, reclassification, or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, the following is a statement of the manner in which such reduction shall be effected: N/A

         IN WITNESS WHEREOF, the undersigned, Tom W. Olofson, President, has executed this instrument and Robert C. Levy, its Secretary has affixed its corporate seal hereto and attested said seal on the 1st day of April, 1996.


         PLACE CORPORATE
            SEAL HERE

                                          ELECTRONIC PROCESSING, INC.




                                          By:     /s/ Tom W. Olofson
                                               --------------------------------
                                               Tom W. Olofson, President

ATTEST:


By:     /s/ Robert C. Levy
     -----------------------------------
     Robert C. Levy, Secretary

              STATE OF MISSOURI . . . OFFICE OF SECRETARY OF STATE

                     AMENDMENT OF ARTICLES OF INCORPORATION
                  (TO BE SUBMITTED IN DUPLICATE BY AN ATTORNEY)


SECRETARY OF STATE
STATE OF MISSOURI
P. O. BOX 778
JEFFERSON CITY, MO  65102


         Pursuant to the provisions of The General and Business Corporation Law of Missouri, the undersigned Corporation certifies the following:

         1. The present name of the Corporation is Electronic Processing, Inc.

                  The name under which it was originally organized was NEWCO RGLG I, Inc.

         2. An amendment to the Corporation's Articles of Incorporation was adopted by the shareholders on June 3, 1997.

         3.       Article Third is amended to read as follows:

                  THIRD. The aggregate number of shares, class and par value, if any, which the corporation shall have authority to issue shall be 10,000,000 shares of common stock, each with a par value of $.01.

         4. Of the 3,400,000 shares outstanding, 3,400,000 of such shares were entitled to vote on such amendment.

                  The number of outstanding shares of any class entitled to vote thereon as a class were as follows:

                           Class                   Number of Outstanding Shares
                           -----                   ----------------------------
                           Common                          3,400,000

         5. The number of shares voted for and against the amendment was as follows:

                           Class            No. Voted For       No. Voted Against
                           -----            -------------       -----------------
                           Common            3,304,255               12,230

         6. If the amendment changed the number of par value of authorized shares having a par value, the amount in dollars of authorized shares having a par value as changed is: $100,000.

                  If the amendment changed the number of authorized shares without par value, the authorized number of shares without par value as changed and the consideration proposed to be received for such increased authorized shares without par value as are to be presently issued are:

                                    N/A

         7. If the amendment provides for an exchange, reclassification, or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, the following is a statement of the manner in which such reduction shall be effected:

                                    N/A

         IN WITNESS WHEREOF, the undersigned, Tom W. Olofson, President, has executed this instrument and Robert C. Levy, its Secretary has affixed its corporate seal hereto and attested said seal on the 24th day of February, 1998.

         PLACE CORPORATE
            SEAL HERE
                                          ELECTRONIC PROCESSING, INC.




                                          By:     /s/ Tom W. Olofson
                                               --------------------------------
                                               Tom W. Olofson, President

ATTEST:


By:     /s/ Robert C. Levy
     -----------------------------------
     Robert C. Levy, Secretary

                STATE OF MISSOURI - OFFICE OF SECRETARY OF STATE


                     AMENDMENT OF ARTICLES OF INCORPORATION
                  (TO BE SUBMITTED IN DUPLICATE BY AN ATTORNEY)

SECRETARY OF STATE
STATE OF MISSOURI
P. O. BOX 778
JEFFERSON CITY, MO  65102


         Pursuant to the provisions of The General and Business Corporation Law of Missouri, the undersigned Corporation certifies the following:

         1. The present name of the Corporation is Electronic Processing, Inc.

                  The name under which it was originally organized was NEWCO RGLG I, Inc.

         2. An amendment to the Corporation's Articles of Incorporation was adopted by the shareholders on June 1, 1999.

         3. ARTICLE THIRD of the Corporation's Articles of Incorporation is amended in its entirety to read as follows:

                           THIRD: The total number of shares of all classes of
                  stock which the corporation shall have the authority to issue is Twelve Million (12,000,000), consisting of Ten Million (10,000,000) shares of Common Stock, $0.01 par value per share, and Two Million (2,000,000) shares of Preferred Stock, $1.00 par value per share.

         A.       COMMON STOCK

         1. GENERAL. The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights of the holders of the Preferred Stock of any series as may be designated by the Board of Directors upon any issuance of the Preferred Stock of any series.

         2. VOTING. The holders of the Common Stock are entitled to one vote for each share held at all meetings of shareholders (and written actions in lieu of meetings). There shall be no cumulative voting.

         3. DIVIDENDS. Dividends may be declared and paid on the Common Stock from funds lawfully available therefor as and when determined by the Board of Directors and subject to any preferential dividend rights of any then outstanding series of Preferred Stock.

         4. LIQUIDATION. Upon the dissolution or liquidation of the Corporation, whether voluntary or involuntary, holders of Common Stock will be entitled to receive all assets of the Corporation available for distribution to its shareholders, subject to any rights of any then outstanding series of Preferred Stock.

         B.       PREFERRED STOCK.

                  Preferred Stock may be issued from time to time in one or more series, each of such series to have such terms as stated or expressed herein and in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors of the Corporation as hereinafter provided. Authority is hereby expressly granted to the Board of Directors from time to time to issue the Preferred Stock in one or more series, and in connection with the creation of any such series, by resolution or resolutions providing for the issue of the shares thereof, to determine and fix such voting powers, full or limited, or no voting powers and such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations and restrictions thereof, including without limitation, dividend rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the full extent now or hereafter permitted by the General and Business Corporation Law of Missouri. Without limiting the generality of the foregoing, except as otherwise provided in the resolutions providing for the issuance of any series of Preferred Stock, the resolutions providing for issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to the Preferred Stock of any other series to the extent permitted by law. Except as otherwise provided in the resolutions providing for the issuance of any series of Preferred Stock, no vote of the holders of the Preferred Stock or Common Stock shall be a prerequisite to the issuance of any shares of any series of the Preferred Stock authorized by and complying with the conditions of these Articles of Incorporation.

         C.       GENERAL.

                  No shareholder shall be entitled as a matter of right to subscribe for, purchase or receive any part of any new or additional issue of stock of any class, whether now or hereafter authorized, or of any bonds, debentures or other securities convertible into stock of any class, and all such additional shares of stock, bonds, debentures or other securities convertible into stock may be issued by the Board of Directors to such person or persons, on such terms and for such consideration as the Board of Directors, in their discretion, may determine.

         ARTICLE TWELFTH of the Corporation's Articles of Incorporation is deleted in its entirety.

         4. Of the 4,635,068 shares outstanding, 4,635,068 of such shares were entitled to vote on such amendment.

                  The number of outstanding shares of any class entitled to vote thereon as a class were as follows:

                           Class                   Number of Outstanding Shares
                           -----                   ----------------------------
                           Common                            4,635,068

         5. The number of shares voted for and against the amendment was as follows:

                           Class            No. Voted For       No. Voted Against
                           -----            -------------       -----------------
                           Common              2,391,709              361,958

         6. If the amendment changed the number of par value of authorized shares having a par value, the amount in dollars of authorized shares having a par value as changed is: N/A

                  If the amendment changed the number of authorized shares without par value, the authorized number of shares without par value as changed and the consideration proposed to be received for such increased authorized shares without par value as are to be presently issued are: N/A

         7. If the amendment provides for an exchange, reclassification, or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, the following is a statement of the manner in which such reduction shall be effected: N/A

         IN WITNESS WHEREOF, the undersigned, Christopher E. Olofson, President, has executed this instrument and Michael Rider, its Assistant Secretary has affixed its corporate seal hereto and attested said seal on the 19th day of July, 1999.

         PLACE CORPORATE
            SEAL HERE
                                ELECTRONIC PROCESSING, INC.



                                By:     /s/   Christopher E. Olofson
                                     ------------------------------------------
                                         Christopher E. Olofson, President

ATTEST:



By:     /s/   Michael Rider
     ---------------------------------------
         Michael Rider, Assistant Secretary

              STATE OF MISSOURI . . . OFFICE OF SECRETARY OF STATE

                     AMENDMENT OF ARTICLES OF INCORPORATION

                  (TO BE SUBMITTED IN DUPLICATE BY AN ATTORNEY)

SECRETARY OF STATE
STATE OF MISSOURI
P. O. BOX 778
JEFFERSON CITY, MO 65102

         Pursuant to the provisions of The General and Business Corporation Law of Missouri, the undersigned Corporation certifies the following:

1.       The present name of the Corporation is Electronic Processing, Inc.

         The name under which it was originally organized was NEWCO RGLG I, Inc.

2. Amendments to the Corporation's Articles of Incorporation were adopted by the shareholders on June 7, 2000.

3. ARTICLE FIRST of the Corporation's Articles of Incorporation is amended in its entirety to read as follows:

                           FIRST: The name of the corporation shall be: EPIQ
                  Systems, Inc.

         The first paragraph of ARTICLE THIRD of the Corporation's Articles of Incorporation is amended to read as follows:

                           THIRD: The total number of shares of all classes of
                  stock which the corporation shall have the authority to issue is Twenty-two Million (22,000,000) consisting of Twenty Million (20,000,000) shares of Common Stock $0.01 par value per share, and Two Million (2,000,000) shares of Preferred Stock, $1.00 par value per share.

4. Of the 4,645,868 shares outstanding, 4,645,868 of such shares were entitled to vote on such amendments.

         The number of outstanding shares of any class ENTITLED TO VOTE THEREON AS A CLASS were as follows:

                           Class                   Number of Outstanding Shares
                           -----                   ----------------------------
                           Common                            4,645,868

5. The number of shares voted for and against the amendment to ARTICLE FIRST were as follows:

                           Class            No. Voted For       No. Voted Against
                           -----            -------------       -----------------
                           Common              4,354,446                22,523

         The number of shares voted for and against the amendment to ARTICLE THIRD were as follows:

                           Class            No. Voted For       No. Voted Against
                           -----            -------------       -----------------
                           Common              4,322,919                54,050

         If the amendments changed the number of par value of authorized shares having a par value, the amount in dollars of authorized shares having a par value as changed is:

                           2,200,000

         If the amendments changed the number of authorized shares without par value, the authorized number of shares without par value as changed and the consideration proposed to be received for such increased authorized shares without par value as are to be presently issued are:

                           N/A

         If the amendments provide for an exchange, reclassification, or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, the following is a statement of the manner in which such reduction shall be effected:

                           N/A

         IN WITNESS WHEREOF, the undersigned, Christopher E. Olofson, President, has executed this instrument and Janice Katterhenry, its Secretary has affixed its corporate seal hereto and attested said seal on the 7th day of June, 2000:

           PLACE CORPORATE
              SEAL HERE

                                ELECTRONIC PROCESSING, INC.
               "NONE"
                                By:     /s/ Christopher E. Olofson
                                     ------------------------------------------
                                         Christopher E. Olofson, President

ATTEST:


By:     /s/ Janice Katterhenry
     ------------------------------------------
         Janice Katterhenry, Secretary

STATE OF MISSOURI          )
                           ) ss
COUNTY OF JACKSON          )

         I, the undersigned, a Notary Public, do hereby certify that on this 7th day of June, 2000, Christopher E. Olofson personally appeared before me who, being by me first duly sworn, declared that he is the President of Electronic Processing, Inc., that he signed the foregoing document as President of the corporation, and that the statements therein contained are true.


                                       /s/ Christine M. Eslinger
                                     -------------------------------
                                     Notary Public

         NOTARY SEAL

         CHRISTINE M. ESLINGER
         Notary Public- Notary seal
         State of Missouri
         County of Jackson
         My Commission Expires 09/16/2002

My commission expires:  9/16/2002

              STATE OF MISSOURI . . . OFFICE OF SECRETARY OF STATE

                     AMENDMENT OF ARTICLES OF INCORPORATION

                  (TO BE SUBMITTED IN DUPLICATE BY AN ATTORNEY)

SECRETARY OF STATE
STATE OF MISSOURI
P. O. BOX 778
JEFFERSON CITY, MO 65102

         Pursuant to the provisions of The General and Business Corporation Law of Missouri, the undersigned Corporation certifies the following:

         1.       The present name of the Corporation is EPIQ Systems, Inc.

                  The name under which it was originally organized was NEWCO RGLG I, Inc.

         2. An Amendment to the Corporation's Articles of Incorporation was adopted by the shareholders on June 6, 2001.

         3. The first paragraph of ARTICLE THIRD of the Corporation's Articles of Incorporation is amended to read as follows:

                           THIRD: The total number of shares of all classes of stock which the corporation shall have the authority to issue is Fifty-Two Million (52,000,000) consisting of Fifty Million (50,000,000) shares of Common Stock $0.01 par value per share, and Two Million (2,000,000) shares of Preferred Stock, $1.00 par value per share.

         4. Of the 8,457,633 shares outstanding, 8,475,633 of such shares were entitled to vote on such amendment.

                  The number of outstanding shares of any class ENTITLED TO VOTE THEREON AS A CLASS were as follows:

                           Class                   Number of Outstanding Shares

                           -----                   ----------------------------
                           Common                            8,457,633

         5. The number of shares voted for and against the amendment to ARTICLE THIRD were as follows:

                           Class            No. Voted For       No. Voted Against
                           -----            -------------       -----------------
                           Common              6,567,345              514,143

                  If the amendments changed the number of par value of authorized shares having a par value, the amount in dollars of authorized shares having a par value as changed is:

                                    $2,500,000

                  If the amendments changed the number of authorized shares without par value, the authorized number of shares without par value as changed and the consideration proposed to be received for such increased authorized shares without par value as are to be presently issued are:

                                    N/A

                  If the amendments provide for an exchange, reclassification, or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, the following is a statement of the manner in which such reduction shall be effected:

                                    N/A

         IN WITNESS WHEREOF, the undersigned, Christopher E. Olofson, President, has executed this instrument and Janice Katterhenry, its Secretary has affixed its corporate seal hereto and attested said seal on the 6th day of June, 2001.

           PLACE CORPORATE
              SEAL HERE

                                EPIQ SYSTEMS, INC.
               "NONE"
                                By:     /s/ Christopher E. Olofson
                                     ------------------------------------------
                                         Christopher E. Olofson, President

ATTEST:


By:     /s/ Janice Katterhenry
     ------------------------------------------
         Janice Katterhenry, Secretary

STATE OF MISSOURI          )
                           ) ss
COUNTY OF JACKSON          )

         I, the undersigned, a Notary Public, do hereby certify that on this 6th day of June, 2001, Christopher E. Olofson personally appeared before me who, being by me first duly sworn, declared that he is the President of EPIQ Systems, Inc., that he signed the foregoing document as President of the corporation, and that the statements therein contained are true.

                                       /s/ Christine M. Eslinger
                                     -------------------------------
                                     Notary Public

         NOTARY SEAL

         CHRISTINE M. ESLINGER
         Notary Public- Notary seal
         State of Missouri
         County of Jackson
         My Commission Expires 09/16/2002

My commission expires:  9/16/2002